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Exhibit 32.3

CERTIFICATION OF CHIEF OPERATING OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

        In connection with the Form 10-K/A of Eagle Bancorp, Inc. for the year ended December 31, 2007, I, Michael T. Flynn, Executive Vice President and Chief Operating of Eagle Bancorp, Inc. and Director and President of EagleBank (Washington D.C. Division), hereby certify pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

(1)
such Form 10-K/A fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)
the information contained in such Form 10-K/A fairly presents, in all material respects, the financial condition and results of operations of Eagle Bancorp, Inc.

/s/ MICHAEL T. FLYNN Michael T. Flynn Executive Vice President and Chief Operating Officer of the Company and President of the Bank (Washington D.C. Division)

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  Exhibit 32.3
CERTIFICATION OF CHIEF OPERATING OFFICER PURSUANT TO 18 U.S.C. SECTION 1350